UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

KINGSWAY FINANCIAL SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

10 S. Riverside Plaza, Suite 1520 Chicago, IL (Address of principal executive offices)		60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 766-2138

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

Private Placement of Class B Preferred Stock

On September 24, 2024, Kingsway Financial Services Inc., a Delaware corporation (the “Company”), entered into certain Subscription Agreements (the “Subscription Agreements”) pursuant to which the Company issued and sold in a private placement (the “Private Placement”) to accredited investors in the aggregate 330,000 shares of a newly created class of preferred stock designated Class B Preferred Stock, with a liquidation preference of $25 per share (the “Class B Preferred Stock”), for aggregate proceeds of $8,2500,000. The shares of Class B Preferred Stock were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

On September 24, 2024 the Company filed a certificate of designations for the Class B Preferred Stock with the Delaware Secretary of State (the “Class B Certificate of Designations”) which sets forth the following key terms. The following description of the Class B Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Class B Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Conversion Terms

Each share of Class B Preferred Stock is convertible at the option of the holder thereof into 2.6316 shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”), at any time prior to September 24, 2031. Subject to certain adjustments set forth in the Class B Certificate of Designations, the maximum number of Common Shares issuable upon conversion of the Class B Preferred Stock is 842,112 Common Shares. The number of Common Shares into which the Class B Preferred Stock will be convertible will be subject to adjustment in the event of certain stock dividends, subdivisions and consolidations, rights offerings, special distributions, capital reorganizations and reclassifications of Common Shares by the Company.
Dividend Terms

The Class B Preferred Stock will rank senior to all classes and series of the Company’s currently outstanding capital stock. The holders of Class B Preferred Stock will, in priority to any other class or series of capital stock ranking junior to the Class B Preferred Stock, be entitled to receive fixed, cumulative, preferential cash dividends at a rate of 8% per share of Class B Preferred Stock per annum, payable in equal quarterly installments if declared by the board of directors of the Company. Dividends on outstanding shares of Class B Preferred Stock will accrue from day to day commencing on the date of issuance of each such share of Class B Preferred Stock. In the event the dividend is not paid and cumulates for a period greater than two consecutive quarters from the date of most recent dividend payment, the cash dividend rate will increase to 18% per share of Class B Preferred Stock per annum.

Liquidation Preference

In the event of the liquidation, dissolution or winding-up of the Company, the holders of Class B Preferred Stock will be entitled to receive $25.00 per share of Class B Preferred Stock, plus accrued but unpaid dividends thereon, whether declared or not, before any amount is paid or any assets distributed to holders of shares of the Company ranking junior as to the return of capital to the Class B Preferred Stock. After payment to the holders Class B Preferred Stock of the amounts so payable to the, such holders will not be entitled to share in any further payment in respect of the distribution of the assets of the Company.

Mandatory Redemption

The Company will redeem all outstanding shares of Class B Preferred Stock on September 24, 2031 for the price of $25.00 per share of Class B Preferred Stock, plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption.

Optional Redemption

The Company shall have the option to redeem 25% of the Class B Preferred Stock it has issued following a sale of assets representing more than 15% of the Company’s consolidated revenues in the prior 12 month period at a price equal to the amount that would yield a total internal rate of return of 15% on the subscription price paid to the Company for the purchase of shares of Class B Preferred Stock submitted for redemption.

Voting Rights

The holders of Class B Preferred Stock will not be entitled to receive notice of or to attend any meeting of shareholders of the Company and will not be entitled to vote at any such meeting.

Acquisition of Image Solutions, LLC

On September 26, 2024, Steel Bridge Acquisition LLC (“Kingsway Buyer”), a subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Image Solutions, LLC (“IS LLC”), Post IS Holdings, LLC (“Seller”) and Garrett S. Williams (“Owner”, and together with Seller, the “Seller Parties”) pursuant to which, subject to the terms and conditions of the Purchase Agreement, Kingsway Buyer acquired from the Seller Parties all of the issued and outstanding equity interests of IS LLC (the “Purchased Interests”). The acquisition was effective as of 12:01 a.m. Central Time on September 26, 2024.

Pursuant to the terms of the Purchase Agreement, as consideration for the Purchased Interests, Kingsway Buyer paid cash consideration equal to $19,638,454 (the “Closing Consideration”), of which $220,000 was delivered to an escrow account for purposes of satisfying (a) any post-closing working capital adjustment and (b) the Seller Parties’ post-closing indemnification obligations. The Closing Consideration was financed with a combination of cash on hand and debt financing provided by Avidbank, as described below, and is subject to adjustment based on the final determination of the amount of working capital, indebtedness, transaction expenses and cash of IS LLC as of the closing.

The Purchase Agreement contains customary representations and warranties and covenants from the Seller Parties, including but not limited to representations and warranties about IS LLC’s business, financial statements, material contracts, liabilities, real property, intellectual property, customers and suppliers, legal proceedings, environmental matters, employee benefit matters and tax matters. The Seller Parties are also subject to customary indemnification obligations related to breaches or misrepresentations under the Purchase Agreement, customary covenants and any losses related to transaction expenses, indebtedness and certain taxes, subject in the case of misrepresentations to a maximum liability cap equal to $120,000 in certain circumstances. In connection with the entry into the Purchase Agreement, Kingsway Buyer has obtained a customary representations and warranties insurance policy as recourse for certain losses arising out of breaches of the representations and warranties of the Seller Parties in the Purchase Agreement.

Kingsway Buyer also made customary representations and warranties and covenants, including but not limited to representations and warranties about Kingsway Buyer’s authority to enter into the transaction and ability to pay the Closing Consideration. Kingsway Buyer is also subject to customary indemnification obligations related to breaches or misrepresentations under the Purchase Agreement and customary covenants, subject to a maximum liability cap, in the case of misrepresentations, equal to $120,000, and in the case of other indemnification obligations, the Closing Consideration.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties to the Purchase Agreement in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Avidbank Loan Agreement

On September 26, 2024, Kingsway Buyer and IS LLC (collectively, “Borrowers”) entered into a new secured credit facility (the “Loan Agreement”) with Avidbank as lender (“Lender”). The new facility comprises a six year $7.75 million term loan (the “Term Loan”) and a two year revolving credit facility of up to $500,000 (the “Revolver”). The payment and performance by Borrowers are not guaranteed by the Company or any subsidiary of the Company not a party to the Loan Agreement.

Prior to September 26, 2027, the Term Loan is prepayable at the option of Borrowers at any time in whole or in part, provided that concurrent with any such prepayment, Borrowers shall pay an Early Termination Fee (as defined in the Loan Agreement) of between 0.75% and 1.25% of the amount prepaid, depending on the date of such prepayment. After September 26, 2027, the Term Loan is prepayable at the option of Borrowers at any time in whole or in part without premium or penalty.

Notwithstanding the foregoing, Borrowers must pay Lender, as a reduction, first in outstanding principal under the Term Loan, and second towards any outstanding Revolver, 100% of the net proceeds derived from (i) any disposition permitted under the Loan Agreement, (ii) if requested by Lender, the issuance of any additional subordinate debt permitted under the Loan Agreement or (iii) any cash received by Borrowers not in the ordinary course of business; provided, that Borrowers are not required to repay amounts to the extent such proceeds derived from clauses (i)–(iii) are utilized within 270 days after receipt to acquire equipment or other tangible assets for the business.

Borrowings under the Term Loan and the Revolver will bear interest at a rate equal to the greater of (i) the Prime Rate plus 0.50% per annum or (ii) 7.25% per annum. As of September 26, 2024, the interest rate on the Term Loan and the Revolver was 8.50%.

Amounts outstanding under the Loan Agreement may be accelerated upon the occurrence of customary events of default. In addition to various other customary covenants and commitments, the Loan Agreement requires that, subject to a limited cure right, Borrowers:

●	Not permit the Fixed Charge Coverage Ratio (as defined in the Loan Agreement) for any fiscal quarter to be less than 1.15:1.00; and

●
Not permit the Senior Leverage Ratio (as defined in the Loan Agreement) for any fiscal month to be greater than (i) from September 30, 2024 through August 31, 2025, 3.00:1.00, (ii) from September 30, 2025 through August 31, 2026, 2.75:1.00 and (iii) from September 30, 2026 and each fiscal month thereafter, 2.50:1.00.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02         Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offer and sale of the Class B Preferred Stock in the Private Placement was made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2024, the Company filed the Class B Certificate of Designations with the Secretary of State of the State of Delaware. The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01         Regulation FD Disclosure.

On September 27, 2024, the Company issued a press release announcing the acquisition of IS LLC. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
3.1	Class B Certificate of Designations
10.1	Form of Subscription Agreement – Legal Entity
10.2	Form of Subscription Agreement – Individual Investor
10.3	Membership Interest Purchase Agreement, dated as of September 26, 2024, by and among Steel Bridge Acquisition LLC, Image Solutions, LLC, Post IS Holdings, LLC and Garrett S. Williams*
10.4	Credit Agreement, dated as of September 26, 2024, between Image Solutions, LLC, Steel Bridge Acquisition LLC and Avidbank*
99.1	Kingsway Financial Services Inc. press release, dated September 27, 2024
104	Cover Page Interactive Data File

*The annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such annexes, schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

Date: September 27, 2024	By:	/s/ Kent A. Hansen
Name: Kent A. Hansen
Title: Chief Financial Officer